Exhibit 4.1

COMMON STOCK	BARE ESCENTUALS®	COMMON STOCK
NUMBER	san francisco	SHARES

CUSIP 067511 10 5
SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

BARE ESCENTUALS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

BARE ESCENTUALS, INC.

transferable on the books of Bare Escentuals, Inc., (the “Corporation”) in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:
/s/ Diane D. Miles	/s/ Myles B. McCormick
PRESIDENT	SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER,
CHIEF OPERATIONS OFFICER AND SECRETARY

COUNTERSIGNED AND REGISTERED:

THE BANK OF NEW YORK
TRANSFER AGENT
AND REGISTRAR

BY [ILLEGIBLE]

AUTHORIZED SIGNATURE

BARE ESCENTUALS, INC.

The Corporation is authorized to issue more than one class of stock. The Corporation shall furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT — Custodian
TEN ENT	—	as tenants by the entireties	(Cust) (Minor)
JT TEN	—	as joint tenants with right of	under Uniform Gifts to Minors
		Survivorship and not as tenants	Act
		in common	(State)
UNIF TRF MIN ACT — Custodian (until age )
(Minor)
To Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received                                                                                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

Of the             Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

         Attorney To transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	X
X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.